SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 1, 2004


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


           CAYMAN ISLANDS               333-75899          66-0587307

    (State or other jurisdiction of    (Commission      (I.R.S. Employer
    incorporation or organization)     File Number)     Identification No.)


                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500


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ITEM 12.  Results of Operations and Financial Condition.

     In the tables below Transocean Inc. (the "Company") sets forth the operating revenues, utilization and average dayrates for each quarter of 2003 by rig category in the case of the Company's Transocean Drilling segment and by segment in the case of the Company's TODCO segment. This information has been updated for the Company's Transocean Drilling segment from that previously reported to reflect the changes made in the first quarter of 2004 to the categories used to describe this segment's fleet.

                                 Transocean Inc.
                           Fleet Operating Statistics

                                                        Operating Revenues ($ Millions)
                                            --------------------------------------------------------
                                                               Three Months Ended
                                            --------------------------------------------------------
                                             March 31,    June 30,    September 30,    December 31,
                                               2003         2003          2003             2003
                                            -----------  ----------  ---------------  --------------
TRANSOCEAN DRILLING SEGMENT:
Contract Drilling Revenues
    High-Specification Floaters:
      Fifth-Generation Deepwater Floaters   $    175.7   $   168.5   $        188.7   $       187.5
      Other Deepwater Floaters              $    116.2   $   106.0   $        113.2   $        96.9
      Other High-Specification Floaters     $     33.3   $    31.2   $         32.1   $        31.9
    Total High-Specification Floaters       $    325.2   $   305.7   $        334.0   $       316.3
    Other Floaters                          $     81.8   $    82.7   $         74.3   $        67.9
    Jackups                                 $    115.3   $   116.6   $        110.4   $       104.6
    Other Rigs                              $     16.7   $    18.6   $         24.2   $        24.4
Subtotal                                    $    539.0   $   523.6   $        542.9   $       513.2
    Client Reimbursable Revenues            $     21.6   $    23.0   $         20.0   $        18.1
    Integrated Services and Other           $      2.1   $     1.9   $          1.5   $        (0.2)
Segment Total                               $    562.7   $   548.5   $        564.4   $       531.1

TODCO SEGMENT:                              $     53.3   $    55.4   $         58.5   $        60.4

Total Company                               $    616.0   $   603.9   $        622.9   $       591.5
                                            ===========  ==========  ===============  ==============


                                                              Average Dayrates (a)
                                            --------------------------------------------------------
                                                               Three Months Ended
                                            --------------------------------------------------------
                                             March 31,    June 30,    September 30,    December 31,
TRANSOCEAN DRILLING SEGMENT:                   2003         2003          2003             2003
                                            -----------  ----------  ---------------  --------------
    High-Specification Floaters:
      Fifth-Generation Deepwater Floaters   $  183,800   $ 185,100   $      176,600   $     186,500
      Other Deepwater Floaters              $  113,600   $ 111,500   $      112,500   $     101,400
      Other High-Specification Floaters     $  123,300   $ 114,400   $      117,200   $     117,900
    Total High-Specification Floaters       $  144,600   $ 143,300   $      142,200   $     141,800
    Other Floaters                          $   67,000   $  64,800   $       60,600   $      60,600
    Jackups                                 $   56,900   $  57,400   $       54,400   $      53,700
    Other Rigs                              $   43,200   $  41,500   $       48,800   $      45,200
Segment Total                               $   91,600   $  88,900   $       89,000   $      87,900

TODCO SEGMENT:                              $   18,500   $  17,500   $       19,300   $      21,500

Total Drilling Fleet                        $   69,100   $  65,300   $       67,000   $      67,400


                                                                  Utilization
                                            --------------------------------------------------------
                                                               Three Months Ended
                                            --------------------------------------------------------
                                             March 31,    June 30,    September 30,    December 31,
TRANSOCEAN DRILLING SEGMENT:                   2003         2003          2003             2003
                                            -----------  ----------  ---------------  --------------
    High-Specification Floaters:
      Fifth-Generation Deepwater Floaters           97%         88%              97%             91%
      Other Deepwater Floaters                      76%         70%              73%             69%
      Other High-Specification Floaters             75%         75%              74%             74%
    Total High-Specification Floaters               83%         77%              82%             78%
    Other Floaters                                  50%         52%              51%             47%
    Jackups                                         87%         86%              85%             81%
    Other Rigs                                      36%         41%              49%             53%
Segment Total                                       69%         68%              71%             68%

TODCO SEGMENT:                                      38%         42%              44%             40%

Total Drilling Fleet                                55%         57%              59%             56%

(a) Average dayrates are defined as contract drilling revenue earned per revenue earning day in the period and utilization is defined as the total actual number of revenue earning days in the period as a percentage of the total number of calendar days in the period.

     The information furnished pursuant to this Item 12 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc., that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TRANSOCEAN  INC.


Date:  June 1, 2004                        By:     /s/  William E. Turcotte
                                                   -----------------------------
                                           Name:   William E. Turcotte
                                           Title:  Associate General Counsel and
                                                   Assistant Secretary


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